Exhibit 99.1

FUNDAMENTAL GLOBAL INC. SUCCESSFULLY CLOSES $200 MILLION PRIVATE PLACEMENT TO ACCELERATE ETHEREUM TREASURY STRATEGY

Net Proceeds Will Immediately Fund Ethereum (ETH) Acquisition Strategy

Maja Vujinovic, an Early Blockchain Pioneer, to Lead the Digital Asset Business

Fundamental Global Inc. to be Renamed FG Nexus Inc.

Charlotte, NC – August 5, 2025 - Fundamental Global Inc. (Nasdaq: FGF, FGFPP), soon to be renamed FG Nexus Inc. and change its Nasdaq symbols to FGNX and FGNXP, (the “Company” or “FG Nexus”) today announced the successful closing of its previously announced $200 million private placement, marking a transformative milestone in the company’s evolution to a premier Ethereum pure play company.

The offering, which priced 40,000,000 prefunded common stock warrants at $5.00 per warrant, attracted participation from world-class strategic and financial investors including Galaxy Digital (Nasdaq: GLXY), Kraken, Hivemind Capital, Syncracy Capital, Digital Currency Group (DCG), and Kenetic.

“Today marks the beginning of FG Nexus’s mission to unlock Ethereum’s full potential as the ultimate reserve asset,” said Kyle Cerminara, CEO and Chairman. “This capital positions us to execute our ETH treasury strategy at scale with a target of 10% stake in the Ethereum Network.”

Company Strategy

The net proceeds will immediately accelerate FG Nexus’s aggressive Ethereum acquisition strategy, establishing ETH as the Company’s primary treasury reserve asset. This positions FG Nexus to capitalize on Ethereum’s role as the foundation of digital finance and the settlement layer for the majority of stablecoins, DeFi protocols, and tokenized assets. The Company’s structure aims to provide investors with multiple value drivers beyond ETH price appreciation, including staking rewards that support network security and access to tokenized real-world asset opportunities in the Financial Services Industry.

“Our mission extends beyond capital appreciation—we’re establishing the institutional standard for Ethereum treasury management while actively supporting the future of the blockchain. Our focused approach to accumulation, staking, and yield generation creates a sustainable model that benefits both shareholders and the broader Ethereum network,” added Maja Vujinovic, CEO of Digital Assets.

Company Management

On August 4, 2025, FG Nexus engaged the following deeply experienced team to lead its digital asset strategy:

Maja Vujinovic, CEO of Digital Assets, is an early pioneer, investor, and operator in cryptocurrencies, blockchain and AI. She helped shape the industry by acquiring the first bank for Tether and in her role as CIO of Emerging Technologies at GE, where she launched one of the first institutional-grade finance transactions on blockchain in 2015.

Theodore Rosenthal, President of Digital Assets, is a hedge fund founder and manager of TMR Capital which is focused on value and event-driven equity strategies. TMR Capital is an advisor to over $2 billion in family office capital across equities and crypto and was an early investor in AI and crypto projects such asMaker, Aave, and Hyperliquid. Mr. Rosenthal is a Member of the Value Investors Club and a frequent speaker at MOI Global and other forums.

Jose Vargas, Head of Business Development of Digital Assets, was a seed investor in one of the largest Digital Assets Treasury companies. Mr. Vargas founded and exited 5 companies, including AutoWeb, BlueKite (PayPal), and BrokersWeb. He is a Co-founder and board member of Healthcare.com ($1B+ valuation), Osigu, and PeopleFund as well as a seed investor in crypto ventures such as Akash Network.

Additionally, on August 4, 2025, Maja Vujinovic and Jose Vargas were appointed to the Board of Directors of the Company.

FG Nexus will continue to be led by Mr. Cerminara, the Chief Executive Officer, and he is joined by Joe Moglia, the former Chairman and CEO of TD Ameritrade, who serves as Executive Advisor to the Company.

For more information please visit https://fgnexus.io/.

The offer and sale of the foregoing securities were made in a private placement in reliance on an exemption from the registration requirement of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder, and applicable state securities laws. Accordingly, the securities offered in the private placement may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirement of the Securities Act and such applicable state securities laws. Concurrently with the execution of the securities purchase agreements, the Company and the investors entered into a registration rights agreement pursuant to which the Company has agreed to file a registration statement with the Securities and Exchange Commission (the “SEC”) registering the resale of the shares of common stock to be issued or issuable in connection with the offering.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

Fundamental Global Inc.

Fundamental Global Inc. (Nasdaq: FGF, FGFPP) is on the Ethereum Standard, and singularly focused on becoming the largest corporate holder of ETH in the world by an order of magnitude. In order to enhance our ETH YIELD, the Company will stake and restake, serving as a strategic gateway into Ethereum-powered finance, including tokenized RWAs and stablecoin yield.

The FG® logo and Fundamental Global® are registered trademarks of Fundamental Global LLC.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements are therefore entitled to the protection of the safe harbor provisions of these laws. These statements may be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “budget,” “can,” “contemplate,” “continue,” “could,” “envision,” “estimate,” “expect,” “evaluate,” “forecast,” “goal,” “guidance,” “indicate,” “intend,” “likely,” “may,” “might,” “outlook,” “plan,” “possibly,” “potential,” “predict,” “probable,” “probably,” “pro-forma,” “project,” “seek,” “should,” “target,” “view,” “will,” “would,” “will be,” “will continue,” “will likely result” or the negative thereof or other variations thereon or comparable terminology. In particular, discussions and statements regarding the Company’s future business plans and initiatives are forward-dilooking in nature. We have based these forward-looking statements on our current expectations, assumptions, estimates, and projections. While we believe these to be reasonable, such forward-looking statements are only predictions and involve a number of risks and uncertainties, many of which are beyond our control. These and other important factors may cause our actual results, performance, or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements and may impact our ability to implement and execute on our future business plans and initiatives. Management cautions that the forward-looking statements in this press release are not guarantees of future performance, and we cannot assume that such statements will be realized or the forward-looking events and circumstances will occur. Factors that might cause such a difference include, without limitation, fluctuations in the market price of ETH and any associated impairment charges that the Company may incur as a result of a decrease in the market price of ETH below the value at which the Company’s ETH are carried on its balance sheet, changes in the accounting treatment relating to the Company’s ETH holdings, the Company’s ability to achieve profitable operations, government regulation of cryptocurrencies and online betting, changes in securities laws or regulations such as accounting rules as discussed below, customer acceptance of new products and services including the Company’s ETH treasury strategy, general conditions in the global economy; risks associated with operating in the merchant banking and managed services industries, including inadequately priced insured risks and credit risk; risks of not being able to execute on our asset management strategy and potential loss of value of our holdings; risk of becoming an investment company; fluctuations in our short-term results as we implement our business strategies; risks of not being able to attract and retain qualified management and personnel to implement and execute on our business and growth strategy; failure of our information technology systems, data breaches and cyber-attacks; our ability to establish and maintain an effective system of internal controls; the requirements of being a public company and losing our status as a smaller reporting company or becoming an accelerated filer; any potential conflicts of interest between us and our controlling stockholders and different interests of controlling stockholders; and potential conflicts of interest between us and our directors and executive officers.

Our expectations and future plans and initiatives may not be realized. If one of these risks or uncertainties materializes, or if our underlying assumptions prove incorrect, actual results may vary materially from those expected, estimated or projected. You are cautioned not to place undue reliance on forward-looking statements. Under U.S. generally accepted accounting principles, entities are required to measure certain crypto assets at fair value, with changes reflected in net income each reporting period. Changes in the fair value of crypto assets could result in significant fluctuations to the income statement results. The forward-looking statements are made only as of the date hereof and do not necessarily reflect our outlook at any other point in time. We do not undertake and specifically decline any obligation to update any such statements or to publicly announce the results of any revisions to any such statements to reflect new information, future events or developments.

Investor Contact:

invest@fgnexus.io

Media Contact

media@fgnexus.io